UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2007
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On July 6, 2007, Encore Acquisition Company, a Delaware corporation (“Encore”), filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its sale of certain oil and natural gas properties and related assets in the Mid-Continent to Crow Creek Energy II L.L.C. (“Crow Creek”). This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to update the unaudited pro forma financial statements of the Company that were filed in the Initial Report. No other amendments to the Initial Report are being made by the Amendment.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.1 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.2 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Williston Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.3 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Anadarko Operations for the three months ended March 31, 2007 and 2006 (incorporated by reference from Exhibit 99.4 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

(b)	Pro Forma Financial Information

Unaudited Pro Forma Financial Statements of Encore as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006, a copy of which is attached as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference.

(d)	Exhibits
2.1	Purchase and Sale Agreement dated May 16, 2007 between Crow Creek and Encore Operating, L.P. (incorporated by reference from Exhibit 2.1 of Encore’s Current Report on Form 8-K, filed with the SEC on July 6, 2007).

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.1 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.2 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.3	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Williston Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.3 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

99.4	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Anadarko Operations for the three months ended March 31, 2007 and 2006 (incorporated by reference from Exhibit 99.4 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

99.5	Unaudited Pro Forma Financial Statements of Encore as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006.

99.6	Press Release dated June 29, 2007 regarding Encore’s closing of the sale of certain properties in the Mid-Continent (incorporated by reference from Exhibit 99.6 of Encore’s Current Report on Form 8-K, filed with the SEC on July 6, 2007).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: July 9, 2007	By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Purchase and Sale Agreement dated May 16, 2007 between Crow Creek and Encore Operating, L.P. (incorporated by reference from Exhibit 2.1 of Encore’s Current Report on Form 8-K, filed with the SEC on July 6, 2007).

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.1 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.2 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.3	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Williston Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.3 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

99.4	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Anadarko Operations for the three months ended March 31, 2007 and 2006 (incorporated by reference from Exhibit 99.4 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

99.5	Unaudited Pro Forma Financial Statements of Encore as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006.

99.6	Press Release dated June 29, 2007 regarding Encore’s closing of the sale of certain properties in the Mid-Continent (incorporated by reference from Exhibit 99.6 of Encore’s Current Report on Form 8-K, filed with the SEC on July 6, 2007).